                                                                    Exhibit 99.1

                                BROOKTROUT, INC.
       PRO FORMA STATEMENTS OF OPERATIONS FROM CORE CONTINUING OPERATIONS
                (unaudited, in thousands, except per share data)



                                                                       For the Quarters Ended
                                                        ----------------------------------------------------------      Year ended
                                                        March 31,       June 30,      September 30,   December 31,     December 31,
                                                          2000            2000           2000            2000              2000
                                                          ----            ----           ----            ----              ----

Revenue .......................................         $33,469         $37,024         $38,684         $32,571         $141,748

Costs and expenses:
   Costs of product sold ......................          12,937          12,948          14,394          12,646           52,925
   Research and development ...................           5,786           5,611           6,045           6,066           23,508
   Selling, general and administrative ........           9,390          10,269           9,358          10,904           39,921
                                                        -------         -------         -------         -------         --------
Total costs and expenses(1) ...................          28,113          28,828          29,797          29,616          116,354
                                                        -------         -------         -------         -------         --------
Operating income ..............................           5,356           8,196           8,887           2,955           25,394

Other income (expense)(2) .....................             606             523             469             483            2,081
                                                        -------         -------         -------         -------         --------
Income before income tax provision ............           5,962           8,719           9,356           3,438           27,475

Income tax provision(3) .......................           2,274           3,317           3,310           1,272           10,173
                                                        -------         -------         -------         -------         --------
Net income from core continuing operations(4)..         $ 3,688         $ 5,402         $ 6,046         $ 2,166         $ 17,302
                                                        =======         =======         =======         =======         ========
Diluted net income per common share ...........         $  0.30         $  0.42         $  0.46         $  0.18         $   1.36

Diluted weighted average shares outstanding ...          12,380          12,804          13,147          12,342           12,684


(1) Excludes a one-time charge related to the purchase of in-process research and development.
(2) Excludes the effect of equity in the losses of affiliates.
(3) Excludes the income tax benefit related to the items described in notes 1 and 2 above.
(4) Core continuing operations are businesses in which Brooktrout, Inc. currently maintains 100 percent ownership and day-to-day operating and management control. These operations no longer include Brooktrout Software, Inc., which was sold on April 16, 2001.

                                BROOKTROUT, INC.
       PRO FORMA STATEMENTS OF OPERATIONS FROM CORE CONTINUING OPERATIONS
                (unaudited, in thousands, except per share data)



                                                                        Years Ended December 31,
                                                       ---------------------------------------------------------
                                                         2000         1999        1998        1997        1996
                                                       --------     --------     -------     -------     -------

Revenue ..........................................     $141,748     $128,036     $94,959     $67,558     $54,948

Costs and expenses:
   Costs of product sold .........................       52,925       48,262      38,037      30,219      24,654
   Research and development ......................       23,508       19,236      13,565       9,400       5,848
   Selling, general and administrative ...........       39,921       36,882      26,420      19,038      12,763
                                                       --------     --------     -------     -------     -------
Total costs and expenses (1) .....................      116,354      104,380      78,022      58,657      43,265
                                                       --------     --------     -------     -------     -------
Operating income .................................       25,394       23,656      16,937       8,901      11,683

Other income (expense) (2) .......................        2,081          645       1,890       1,677       1,282
                                                       --------     --------     -------     -------     -------
Income before income tax provision ...............       27,475       24,301      18,827      10,578      12,965

Income tax provision (3) .........................       10,173        8,785       6,206       3,923       5,531
                                                       --------     --------     -------     -------     -------
Net income from core continuing operations (4)....     $ 17,302     $ 15,516     $12,621     $ 6,655     $ 7,434
                                                       ========     ========     =======     =======     =======
Diluted net income per common share ..............     $   1.36     $   1.34     $  1.10     $  0.59     $  0.68

Diluted weighted average shares outstanding ......       12,684       11,582      11,483      11,300      10,901


(1) Excludes one-time charges related to the purchase of in-process research and development in 2000, 1998, and 1997.
(2)  Excludes the effect of equity in the losses of affiliates in 2000.
(3) Excludes the income tax benefit related to the items described in notes 1 and 2 above.
(4) Core continuing operations are businesses in which Brooktrout, Inc. currently maintains 100 percent ownership and day-to-day operating and management control. These operations no longer include Brooktrout Software, Inc., which was sold on April 16, 2001.